Exhibit 99.2

GLIMCHER REALTY TRUST

Supplemental Information
For the Three Months Ended March 31, 2013 and 2012

TABLE OF CONTENTS

Income Statement Data:
Quarterly Income Statements	Page 1
Components of Minimum Rents and Other Revenue	Page 2
Components of Other Operating Expenses	Page 3
Summary Financial Statement Information for Unconsolidated Entities	Page 4
Calculation of Funds from Operations and FFO Payout Ratio	Page 5
Unconsolidated Entities Calculation of FFO and Disclosure of Pro-Rata Share of Non-Cash Amounts in FFO	Page 6
EBITDA, Operating Ratios and Earnings Per Share	Page 7
Net Operating Income Growth for Comparable Properties (Including Pro-Rata Share of Unconsolidated Properties)	Page 8

Balance Sheet Data:
Consolidated Balance Sheets	Page 9
Market Capitalization and Debt Covenant Requirements	Page 10
Consolidated Debt Schedule	Page 11
Total Debt Maturities Schedule (Consolidated and Pro-Rata Share of Unconsolidated Debt)	Page 12
Unconsolidated Debt Maturity Schedule	Page 13

Operational Data:
Occupancy Statistics	Page 14
Leasing Results and Re-leasing Spreads	Page 15
Mall Portfolio Statistics by Asset Category	Page 16
Summary of Significant Tenants	Page 17
Top 10 Regional Mall Tenants	Page 18
Lease Expiration Schedule	Page 19

Development Activity:
Capital Expenditures	Page 20
Development and Major Redevelopment Activity	Page 21

QUARTERLY INCOME STATEMENTS
(in thousands)

	Three Months Ended March 31,
	2013			2012
	As Reported	Discontinued Operations	Pre ASC-205	As Reported	Discontinued Operations	Pre ASC-205
Revenues:
Minimum rents (see components on page 2)	$54,856	$25	$54,881	$42,750	$106	$42,856
Percentage rents	1,881	—	1,881	1,382	—	1,382
Tenant reimbursements	25,878	—	25,878	20,445	1	20,446
Outparcel sale	3,320	—	3,320	215	—	215
Other (see components on page 2)	5,112	(2)	5,110	5,036	—	5,036
Total Revenues	91,047	23	91,070	69,828	107	69,935
Expenses:
Property operating expenses	(18,933)	—	(18,933)	(14,461)	7	(14,454)
Real estate taxes	(10,230)	(1)	(10,231)	(8,842)	(11)	(8,853)
Total recoverable expenses	(29,163)	(1)	(29,164)	(23,303)	(4)	(23,307)
Provision for doubtful accounts	(965)	100	(865)	(4,142)	(30)	(4,172)
Other operating expenses (see components on page 3)	(4,732)	(18)	(4,750)	(2,596)	(28)	(2,624)
Costs related to the sale of an outparcel	(2,815)	—	(2,815)	(69)	—	(69)
Real estate depreciation and amortization	(26,239)	—	(26,239)	(19,034)	(20)	(19,054)
Non-real estate depreciation and amortization	(549)	—	(549)	(522)	—	(522)
General and administrative	(6,850)	3	(6,847)	(5,497)	(13)	(5,510)
Total Expenses	(71,313)	84	(71,229)	(55,163)	(95)	(55,258)
Operating Income	19,734	107	19,841	14,665	12	14,677
Interest income	4	—	4	2	1	3
Interest expense	(17,688)	—	(17,688)	(15,703)	—	(15,703)
Loan fee amortization	(1,057)	—	(1,057)	(985)	—	(985)
Equity in income (loss) of unconsolidated real estate entities, net	321	—	321	(3,474)	—	(3,474)
Income (loss) from continuing operations	1,314	107	1,421	(5,495)	13	(5,482)
Discontinued Operations:
Income from operations	107	(107)	—	13	(13)	—
Net income (loss)	1,421	—	1,421	(5,482)	—	(5,482)
Allocation to noncontrolling interest	93	—	93	263	—	263
Net income (loss) attributable to Glimcher Realty Trust	1,514	—	1,514	(5,219)	—	(5,219)
Preferred share dividends	(6,159)	—	(6,159)	(6,137)	—	(6,137)
Write-off related to preferred share redemption	(9,266)	—	(9,266)	—	—	—
Net loss to common shareholders	$(13,911)	$—	$(13,911)	$(11,356)	$—	$(11,356)

Note: Pre ASC-205 column includes both continuing and discontinued operations.

COMPONENTS OF MINIMUM RENTS AND OTHER REVENUE
(in thousands)

	Three Months Ended March 31,
	2013			2012
	As Reported	Discontinued Operations	Pre ASC-205	As Reported	Discontinued Operations	Pre ASC-205
Components of Minimum Rents:
Base rent	$53,649	$25	$53,674	$41,822	$100	$41,922
Termination income	31	—	31	329	—	329
Straight-line rents	1,176	—	1,176	599	6	605
Total Minimum Rents	$54,856	$25	$54,881	$42,750	$106	$42,856
Components of Other Revenue:
Fee and service income	$1,827	$—	$1,827	$2,177	$—	$2,177
Specialty leasing and sponsorship income	2,295	—	2,295	1,946	—	1,946
Other	990	(2)	988	913	—	913
Total Other Revenue	$5,112	$(2)	$5,110	$5,036	$—	$5,036

Note: Pre ASC-205 column includes both continuing and discontinued operations.

COMPONENTS OF OTHER OPERATING EXPENSES
(in thousands)

	Three Months Ended March 31,
	2013			2012
	As Reported	Discontinued Operations	Pre ASC-205	As Reported	Discontinued Operations	Pre ASC-205
Components of Other Operating Expenses:
Cost of providing services to unconsolidated real estate entities	$1,042	$—	$1,042	$1,105	$—	$1,105
Discontinued development write-offs	122	—	122	126	—	126
Specialty leasing costs	506	—	506	530	—	530
Ground lease expense	2,149	—	2,149	—	—	—
Other	913	18	931	835	28	863
Total Other Operating Expenses	$4,732	$18	$4,750	$2,596	$28	$2,624

Note: Pre ASC-205 column includes both continuing and discontinued operations.

SUMMARY FINANCIAL STATEMENT INFORMATION
FOR UNCONSOLIDATED ENTITIES
(in thousands)

	For the Three Months Ended March 31, 2013		For the Three Months Ended March 31, 2012
	Total	Company's Pro-Rata Share of Unconsolidated Entities Operations	Total	Company's Pro-Rata Share of Unconsolidated Entities Operations
Statements of Operations
Total revenues	$19,183	$8,548	$30,570	$10,795
Operating expenses	(9,138)	(4,169)	(15,160)	(5,196)
Net operating income	10,045	4,379	15,410	5,599
Depreciation and amortization	(5,276)	(2,290)	(9,259)	(3,121)
Other expenses, net	(86)	(37)	(159)	(63)
Interest expense, net	(3,987)	(1,727)	(5,694)	(1,953)
Impairment loss (1)	—	—	(7,562)	(3,932)
Net income (loss)	696	325	(7,264)	(3,470)
Preferred dividend	(8)	(4)	(8)	(4)
Net income (loss) to partnership	$688	$321	$(7,272)	$(3,474)
GPLP's share of income (loss) from investment in unconsolidated entities	$321		$(3,474)

(1) Impairment loss for the three months ended March 31, 2012 relates to Tulsa Promenade.

CALCULATION OF FUNDS FROM OPERATIONS
AND FFO PAYOUT RATIO
(in thousands, except per share data)

	2013	2012
	3 mos Mar. 31	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31	YTD Dec. 31
Funds from Operations ("FFO"):
Net (loss) income to common shareholders	$(13,911)	$(11,356)	$15,503	$(10,363)	$(24,280)	$(30,496)
Real estate depreciation and amortization	26,239	19,054	21,855	28,393	26,124	95,426
Pro-rata share of unconsolidated entity impairment loss	—	3,932	1,550	363	6,352	12,197
Pro-rata share of joint venture depreciation	2,223	3,106	2,498	2,242	2,236	10,082
Noncontrolling interest in operating partnership	(222)	(263)	274	(171)	(394)	(554)
Gain on the remeasurement of equity method investment	—	—	(25,068)	—	—	(25,068)
Impairment loss on depreciable real estate assets	—	—	—	—	18,477	18,477
FFO	$14,329	$14,473	$16,612	$20,464	$28,515	$80,064
Adjusted Funds from Operations:
FFO	$14,329	$14,473	$16,612	$20,464	$28,515	$80,064
Add back: write-down of Tulsa Promenade note receivable	—	3,322	—	—	—	3,322
Add back: write-off related to preferred share redemptions	9,266	—	—	3,446	—	3,446
Add back: write-off of pre-development costs associated with a project located in Panama City Beach, Florida	—	—	3,193	—	—	3,193
Adjusted Funds from Operations	$23,595	$17,795	$19,805	$23,910	$28,515	$90,025
Weighted average common shares outstanding - diluted (1)	146,301	120,693	142,833	143,562	145,392	138,151
FFO per diluted share	$0.10	$0.12	$0.12	$0.14	$0.20	$0.58
Total adjustments	0.06	0.03	0.02	0.02	—	0.07
Adjusted FFO per diluted share	$0.16	$0.15	$0.14	$0.17	$0.20	$0.65

	2013	2012
	3 mos Mar. 31	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31	YTD Dec. 31
FFO Payout Ratio:
Dividend paid per common share/unit	$0.1000	$0.1000	$0.1000	$0.1000	$0.1000	$0.4000
FFO payout ratio after adjustments	62.0%	67.8%	72.1%	60.0%	51.0%	61.4%

	2013	2012
	3 mos Mar. 31	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31	YTD Dec. 31
Supplemental disclosure of amounts included in FFO for consolidated properties:
Deferred leasing costs	$1,514	$1,315	$1,591	$1,318	$1,418	$5,642
Straight-line adjustment as an increase to minimum rents (continuing and discontinued operations)	$1,176	$605	$796	$633	$666	$2,700
Straight-line and fair market value adjustment for ground lease expense recorded as an increase to other operating expense	$860	$—	$562	$969	$829	$2,360
Fair value of debt amortized as a decrease (increase) to interest expense	$348	$(65)	$127	$431	$348	$841
Intangible and inducement amortization as a net increase to base rents (continuing and discontinued operations)	$1,209	$6	$709	$1,835	$584	$3,134
Discontinued development write-off's	$122	$126	$3,219	$—	$14	$3,359

(1) Shares include all potential common share equivalents that may be excluded in the calculation of earnings per share.

UNCONSOLIDATED ENTITIES CALCULATION OF FUNDS FROM OPERATIONS
AND DISCLOSURE OF PRO-RATA SHARE OF NON-CASH AMOUNTS IN FFO
(in thousands)

	2013	2012
	3 mos Mar. 31	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31	YTD Dec. 31
Unconsolidated Entities Funds from Operations:
Net income (loss) to partnership	$688	$(7,272)	$(2,180)	$9	$(10,288)	$(19,731)
Real estate depreciation and amortization	5,254	9,225	6,295	5,206	5,184	25,910
Impairment loss	—	7,562	3,100	697	12,216	23,575
FFO	$5,942	$9,515	$7,215	$5,912	$7,112	$29,754
Pro-rata share of unconsolidated entities funds from operations	$2,602	$3,564	$2,937	$2,541	$3,147	$12,189

	2013	2012
	3 mos Mar. 31	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31	YTD Dec. 31
Non-cash amounts included in FFO (pro-rata share of unconsolidated entities):
Straight-line adjustment as an increase (decrease) to base rent	$55	$6	$(120)	$17	$1	$(96)
Intangible amortization as an increase to minimum rents	$122	$340	$244	$154	$142	$880
Straight-line adjustment - ground lease expense	$—	$(127)	$(51)	$—	$—	$(178)
Impairment loss	$—	$(3,932)	$(1,550)	$(363)	$(6,352)	$(12,197)
Loan fee amortization	$(126)	$(76)	$(44)	$(150)	$(172)	$(442)

EBITDA, OPERATING RATIOS AND EARNINGS PER SHARE
(dollars and shares in thousands)

	2013	2012
	3 mos Mar. 31	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31	YTD Dec. 31
Calculation of EBITDA:
Net income (loss) attributable to Glimcher Realty Trust	$1,514	$(5,219)	$21,640	$(312)	$(18,190)	$(2,081)
Interest expense (continuing and discontinued operations)	17,688	15,703	16,479	17,102	17,488	66,772
Loan fee amortization (continuing and discontinued operations)	1,057	985	898	1,057	955	3,895
Taxes (continuing and discontinued operations)	205	237	232	243	281	993
Depreciation and amortization (continuing and discontinued operations)	26,788	19,576	22,362	28,903	26,660	97,501
EBITDA	47,252	31,282	61,611	46,993	27,194	167,080
Allocation to noncontrolling interest	(222)	(263)	274	(171)	(394)	(554)
Adjustment for consolidated joint venture	(87)	—	—	(54)	(62)	(116)
EBITDA adjustments related to pro-rata share of unconsolidated entities, net	4,058	9,073	5,802	4,486	10,431	29,792
Impairment loss	—	—	—	—	18,477	18,477
Add back: write down of Tulsa Promenade note receivable	—	3,322	—	—	—	3,322
Add back: write-off of pre-development costs associated with a project located in Panama City Beach, Florida	—	—	3,193	—	—	3,193
Gain on remeasurement of equity method investment	—	—	(25,068)	—	—	(25,068)
Adjusted EBITDA	$51,001	$43,414	$45,812	$51,254	$55,646	$196,126
Operating Ratios:
General and administrative / total revenues	7.5%	7.9%	7.8%	6.9%	6.7%	7.3%
Tenant reimbursements / (real estate taxes + property operating expenses)	88.7%	87.7%	86.7%	86.8%	88.6%	87.5%
Earnings per Share:
Weighted average common shares outstanding - basic	143,408	117,517	139,832	140,641	142,478	135,152
Weighted average common shares outstanding - diluted	145,716	120,271	142,833	142,964	144,799	137,624
(Loss) earnings per share - basic	$(0.10)	$(0.10)	$0.11	$(0.07)	$(0.17)	$(0.23)
(Loss) earnings per share - diluted	$(0.10)	$(0.10)	$0.11	$(0.07)	$(0.17)	$(0.23)

NET OPERATING INCOME GROWTH FOR COMPARABLE PROPERTIES
(INCLUDING PRO-RATA SHARE OF UNCONSOLIDATED PROPERTIES)
(in thousands)

	Three Months Ended March 31,
	2013	2012	Variance

Operating Income	$19,734	$14,665	$5,069

Depreciation and Amortization	26,788	19,576	7,212
General and administrative	6,847	5,510	1,337
Proportionate share of unconsolidated joint venture Comparable NOI	3,571	8,951	(5,380)
Non-comparable Properties (1)	(2,967)	(475)	(2,492)
Termination and outparcel net income	(536)	(475)	(61)
Straight-line rents	(1,176)	(605)	(571)
Non-cash ground lease adjustments	933	—	933
Non-recurring, non-cash items (2)	—	3,322	(3,322)
Above/below market lease amortization	(1,337)	(144)	(1,193)
Fee income	(905)	(1,248)	343
Other (3)	502	427	75

Comparable NOI	$51,454	$49,504	$1,950

Comparable NOI percentage change			3.9%

(1) Amounts include Community Centers, Malibu Lumber Yard, Town Center Crossing, and University Park Village.
(2) Amount includes write-down of Tulsa note receivable.
(3) Other adjustments include discontinued development costs, non-property income and expenses, and other non-recurring income or expenses.

CONSOLIDATED BALANCE SHEETS
(dollars in thousands)

	2013	2012
	Mar. 31	Dec. 31
Assets:
Land	$348,365	$338,543
Buildings, improvements and equipment	2,458,210	2,361,077
Developments in progress	90,871	75,748
	2,897,446	2,775,368
Less accumulated depreciation	732,360	710,042
Property and equipment, net	2,165,086	2,065,326

Deferred leasing costs, net	30,966	30,944
Real estate asset held-for-sale	4,056	4,056
Investment in and advances to unconsolidated real estate entities	86,997	86,702
Investment in real estate, net	2,287,105	2,187,028

Cash and cash equivalents	75,356	17,489
Restricted cash	17,346	22,043
Tenant accounts receivable, net	29,700	31,793
Deferred expenses, net	17,768	17,642
Prepaid and other assets	57,605	53,412
Total Assets	$2,484,880	$2,329,407
Liabilities and Equity:
Mortgage notes payable	$1,519,730	$1,399,774
Notes payable	45,000	85,000
Other liabilities associated with asset held-for-sale	100	132
Accounts payable and accrued expenses	107,858	112,630
Distributions payable	20,491	20,314
Total Liabilities	1,693,179	1,617,850
Equity:
Series G cumulative preferred shares	199,725	192,412
Series H cumulative preferred shares	96,466	96,466
Series I cumulative preferred shares	86,771	—
Common shares of beneficial interest	1,442	1,431
Additional paid-in capital	1,278,615	1,264,104
Distributions in excess of accumulated earnings	(881,855)	(853,530)
Accumulated other comprehensive loss	(1,231)	(1,284)
Total Glimcher Realty Trust Shareholders' Equity	779,933	699,599
Noncontrolling interest	11,768	11,958
Total equity	791,701	711,557
Total Liabilities and Equity	$2,484,880	$2,329,407

MARKET CAPITALIZATION AND DEBT COVENANT REQUIREMENTS
(dollars and shares in thousands, except per share price)

	2013	2012
	3 mos Mar. 31	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31
Share price (end of period)	$11.60	$10.22	$10.22	$10.57	$11.09
Market Capitalization Ratio:
Common shares outstanding	144,143	139,439	140,124	142,011	143,090
Operating partnership units outstanding	2,308	2,728	2,323	2,323	2,308
Total common shares and units outstanding at end of period	146,451	142,167	142,447	144,334	145,398
Valuation - Common shares and operating partnership units outstanding	$1,698,832	$1,452,947	$1,455,808	$1,525,610	$1,612,464
Preferred shares	382,962	282,074	282,074	288,976	288,878
Total consolidated debt (end of period)	1,564,730	1,177,949	1,468,653	1,476,639	1,484,774
Total market capitalization	$3,646,524	$2,912,970	$3,206,535	$3,291,225	$3,386,116
Debt / Market capitalization	42.9%	40.4%	45.8%	44.9%	43.8%
Debt / Market capitalization including pro-rata share of unconsolidated entities	45.0%	43.5%	47.9%	47.1%	46.1%

		2013
Credit Facility Debt Covenant Requirements:	Facility Requirements	Mar. 31
Maximum Corporate Debt to Total Asset Value	60.0%	50.8%
Minimum Interest Coverage Ratio	1.75 x	2.63 x
Minimum Fixed Charge Coverage Ratio	1.45 x	1.70 x
Maximum Recourse Debt	10.0%	6.7%

CONSOLIDATED DEBT SCHEDULE
(dollars in thousands)

Mortgage Notes Payable:
	Mar. 31,	Dec. 31,	Interest Rates
Fixed Rate:	2013	2012	2013	2012	Interest Terms	Payment Terms	Balloon Pmt. at Maturity	Initial/Final Maturity
The Outlet Collection | Jersey Gardens	$139,495	$140,409	4.83%	4.83%		(a)	$135,194	June 8, 2014
The Mall at Fairfield Commons	96,677	97,285	5.45%	5.45%		(a)	$92,762	November 1, 2014
The Outlet Collection | Seattle	52,663	53,018	7.54%	7.54%	(i)	(a)	$49,969	(e)
Merritt Square Mall	55,052	55,205	5.35%	5.35%		(a)	$52,914	September 1, 2015
Scottsdale Quarter Fee Interest	67,493	67,778	4.91%	4.91%		(a)	$64,577	October 1, 2015
Pearlridge Center	175,000	175,000	4.60%	4.60%		(l)	$169,327	November 1, 2015
River Valley Mall	47,180	47,378	5.65%	5.65%		(a)	$44,931	January 11, 2016
Weberstown Mall	60,000	60,000	5.90%	5.90%		(b)	$60,000	June 8, 2016
Eastland Mall	40,626	40,791	5.87%	5.87%		(a)	$38,057	December 11, 2016
The Mall at Johnson City	53,406	53,573	6.76%	6.76%		(a)	$47,768	May 6, 2020
Grand Central Mall	43,578	43,730	6.05%	6.05%		(a)	$38,307	July 6, 2020
Ashland Town Center	41,058	41,223	4.90%	4.90%		(a)	$34,569	July 6, 2021
Dayton Mall	82,000	82,000	4.57%	4.57%		(d)	$75,241	September 1, 2022
Polaris Fashion Place	225,000	—	3.90%	—		(f)	$203,576	March 1, 2025
Town Center Plaza	75,767	76,057	5.00%	5.00%		(a)	$52,465	(j)
Town Center Crossing	37,789	37,948	4.25%	4.25%		(a)	$25,820	(j)
Tax Exempt Bonds	19,000	19,000	6.00%	6.00%		(c)	$19,000	November 1, 2028
	1,311,784	1,090,395
Variable Rate:
University Park Village (q)	60,000	—	3.25%	—	(g)	(b)	$60,000	April 8, 2013
Town Square at Surprise	1,376	3,592	5.50%	5.50%	(o)	(a)	$1,361	(p)
Scottsdale Quarter Phase III Fee Interest	12,930	12,930	3.10%	3.11%	(k)	(b)	$12,930	December 1, 2013
Scottsdale Quarter	130,000	130,000	3.28%	3.28%	(h)	(b)	$130,000	(m)
	204,306	146,522
Other:
Fair Value Adjustment - Merritt Square Mall	(633)	(699)
Fair Value Adjustment - Pearlridge Center	4,273	4,687
Extinguished Debt	—	158,869		(n)
Total Mortgage Notes Payable	$1,519,730	$1,399,774

(a)	The loan requires monthly payments of principal and interest.

(b)	The loan requires monthly payments of interest only.

(c)	The bonds require semi-annual payments of interest.

(d)	The loan requires monthly payments of interest only until October 2017. Thereafter, monthly payments of principal and interest are required.

(e)	The loan matures in September 2029, with an optional prepayment (without penalty) date on February 11, 2015.

(f)	The loan requires monthly payments of interest only until April 2020. Thereafter, monthly payments of principal and interest are required.

(g)	Interest rate of LIBOR plus 3.00%.

(h)	$105,000 was fixed through a swap agreement at a rate of 3.14% at March 31, 2013 and the remaining $25,000 incurs interest at an average rate of LIBOR plus 3.65%.

(i)	Interest rate escalates after optional prepayment date.

(j)	The loans for Town Center Plaza and Town Center Crossing are cross-collateralized and have a call date of February 1, 2027.

(k)	Interest rate of LIBOR plus 2.90%.

(l)	The loan requires monthly payments of interest only until November 2013. Thereafter, monthly payments of principal and interest are required.

(m)	The loan matures May 22, 2015, however, a portion of the loan ($107,000) may be extended for one year subject to certain loan extension fees and conditions.

(n)	Interest rates ranging from 3.71% to 5.24% at December 31, 2012.

(o)	Interest rate is the greater of 5.50% or LIBOR plus 4.00%.

(p)	The loan matures June 30, 2013, however, the loan may be extended for eighteen months subject to certain loan extension fees and conditions.

(q)	The loan was repaid on April 2, 2013.

TOTAL DEBT MATURITIES SCHEDULE (Consolidated and Pro-Rata Share of Unconsolidated Debt)
(dollars in thousands)

					Principal Payments - Assumes Exercise of Extension Options
Description	Initial Maturity	Extension Option (f)	Interest Rate	Balance 3/31/2013	2013	2014	2015	2016	2017	2018+
Consolidated Properties
University Park Village (a)	04/2013		3.25%	$60,000	$60,000
Town Square at Surprise	06/2013	12/2014	5.50%	1,376	62	$1,314
Scottsdale Quarter Phase III Fee Interest	12/2013		3.10%	12,930	12,930	—
The Outlet Collection | Jersey Gardens	06/2014		4.83%	139,495	2,715	136,780
The Mall at Fairfield Commons	11/2014		5.45%	96,677	1,801	94,876
The Outlet Collection | Seattle	02/2015		7.54%	52,663	1,051	1,517	$50,095
Scottsdale Quarter (b)	05/2015	(c)	3.28%	130,000	—	—	130,000
Merritt Square Mall	09/2015		5.35%	55,052	626	889	53,537
Scottsdale Quarter Fee Interest	10/2015		4.91%	67,493	830	1,171	65,492
Pearlridge Center	11/2015		4.60%	175,000	431	2,681	171,888
River Valley Mall	01/2016		5.65%	47,180	572	815	863	$44,930
Weberstown Mall	06/2016		5.90%	60,000	—	—	—	60,000
Eastland Mall	12/2016		5.87%	40,626	475	680	722	38,749
The Mall at Johnson City	05/2020		6.76%	53,406	466	677	726	766	$830	$49,941
Grand Central Mall	07/2020		6.05%	43,578	436	626	665	700	751	40,400
Ashland Town Center	07/2021		4.90%	41,058	480	679	714	744	788	37,653
Dayton Mall	09/2022		4.57%	82,000	—	—	—	—	311	81,689
Polaris Fashion Place	03/2025		3.90%	225,000	—	—	—	—	—	225,000
Town Center Plaza	02/2027		5.00%	75,767	894	1,245	1,309	1,375	1,446	69,498
Town Center Crossing	02/2027		4.25%	37,789	485	671	700	730	760	34,443
Tax Exempt Bonds	11/2028		6.00%	19,000	—	—	—	—	—	19,000
Fair Value Adjustment Amortization - Merritt Square Mall				(633)	(196)	(262)	(175)
Fair Value Adjustment Amortization - Pearlridge Center				4,273	1,241	1,654	1,378
Subtotal (d)				1,519,730	85,299	246,013	477,914	147,994	4,886	557,624
Credit Facility (Secured) (e)	05/2014		2.70%	45,000	—	45,000
Credit Facility (Unsecured)	02/2017	02/2018	2.15%	—	—	—
Total Consolidated Maturities				$1,564,730	$85,299	$291,013	$477,914	$147,994	$4,886	$557,624
Pro-Rata Share of Unconsolidated Maturities (detail page 13)				$140,728	$60,528	$—	$—	$—	$80,200	$—
Total				$1,705,458	$145,827	$291,013	$477,914	$147,994	$85,086	$557,624

(a)	The loan was paid off in April 2013.

(b)	$105,000 of the loan has been fixed through an interest rate swap agreement and the remaining $25,000 incurs interest at an average rate of LIBOR plus 3.65%.

(c)	A portion of the loan ($107,000) may be extended for one year subject to certain loan extension fees and conditions.

(d)	Weighted average interest rate for the fixed rate mortgage debt was 4.90% as of March 31, 2013 with an initial weighted average maturity of 5.5 years when considering available extension options.

(e)	The maturity date is the earlier to occur of (i) May 19, 2014 or (ii) the repayment date of the existing mortgage loan secured by The Outlet Collection | Jersey Gardens.

(f)
Loan may be extended to date indicated subject to certain loan extension fees and conditions. Extension availability is subject to the inherent risk of the Company's ability to satisfy such conditions.

UNCONSOLIDATED DEBT MATURITY SCHEDULE
(dollars in thousands)

					Principal Payments
Description	Interest Rate 3/31/2013	Loan Terms	Final Maturity	Balance 3/31/2013	2013	2014	2015	2016	2017
Fixed Rate Mortgages
Lloyd Center	5.42%	(a)	June 11, 2013	$117,421	$117,421
Puente Hills Mall	4.50%	(b)	July 1, 2017	60,000	—	—	—	—	$60,000
Total Fixed Rate Mortgages				177,421	117,421	—	—	—	60,000
Variable Rate Mortgages
Tulsa Promenade (c)	5.25%	(d)	(e)	26,076	26,076
WestShore Plaza	3.65%	(f)	(g)	122,500	—	—	—	—	122,500
Total Variable Rate Mortgages				148,576	26,076	—	—	—	122,500
Sub-Total				$325,997	$143,497	$—	$—	$—	$182,500
Pro-Rata Share of Debt Shown Above				$140,728	$60,528	$—	$—	$—	$80,200

(a)	The loan requires monthly payments of principal and interest.

(b)	The loan requires monthly payments of interest only.

(c)	Mortgage note payable associated with a Property held-for-sale.

(d)
Interest rate is the greater of 5.25% or LIBOR plus 4.25%. The loan requires monthly payments of principal and interest, however, net cashflows from the property may also be used to reduce the principal balance on a quarterly basis.

(e)
The loan matured on December 31, 2012 and is currently in default, however, the lender has not initiated any adverse actions against the property. The property is currently under contract for sale and is scheduled to close during May 2013.

(f)	Interest rate is the greater of 3.65% or LIBOR plus 3.15%. The rate has been capped at 7.15%. The loan requires monthly payments of interest only.

(g)	The loan has a maturity date of October 1, 2015 with two successive one-year extension options available, subject to certain conditions.

OCCUPANCY STATISTICS

Portfolio Occupancy Statistics

Portfolio occupancy statistics by property type are summarized below:

	Occupancy (1)
	3/31/2013	12/31/2012	9/30/2012	6/30/2012 (3)	3/31/2012
Core Malls (2)
Mall Anchors	96.6%	96.6%	96.8%	96.7%	96.7%
Mall Non-Anchors	90.5%	93.2%	91.4%	88.8%	89.5%
Total Occupancy	94.2%	95.3%	94.7%	93.6%	93.8%

Mall Portfolio - excluding Joint Ventures
Mall Anchors	95.6%	95.6%	95.9%	95.7%	95.5%
Mall Non-Anchors	91.2%	93.9%	91.7%	88.9%	88.7%
Total Occupancy	93.8%	94.9%	94.2%	92.9%	92.9%

Occupancy Cost (4)	10.5%	10.8%	11.0%	10.9%	11.0%

(1)	Occupied space is defined as any space where a tenant is occupying the space or paying rent at the date indicated, excluding all tenants with leases having an initial term of less than one year.

(2)	Includes the Company's joint venture malls.

(3)	The Company acquired all of the interest in Pearlridge Center during the second quarter of 2012. This property is no longer a joint venture mall effective May 9, 2012.

(4)	Percent of tenant's total occupancy cost (rent and reimbursement of CAM, tax and insurance) to tenant sales for stores of 10,000 sf or less.

LEASING RESULTS AND RE-LEASING SPREADS

Permanent Leasing Activity (includes joint venture properties)

The following table summarizes the new and renewal lease activity by type for the three months ended March 31, 2013:

	GLA Analysis			Average Annualized Base Rents
Property Type	New Leases	Renewal Leases	Total	New Leases	Renewal Leases	Total
Mall Anchors	30,625	30,659	61,284	$8.42	$7.67	$8.05
Mall Non-Anchors	39,886	205,033	244,919	$29.24	$24.24	$25.16

The following table summarizes the new and renewal lease activity and the comparative prior rents for the three months ended March 31, 2013, for only those leases where the space was occupied in the previous 24 months:

	GLA Analysis			Average Annualized Base Rents
Property Type	New Leases	Renewal Leases	Total	New Leases	Prior Tenants	Renewal Leases	Prior Rent	Total New/Renewal	Total Prior Tenants/Rent	Percent Change in Base Rent
Three months ended March 31, 2013
Mall Anchors	—	30,659	30,659	$—	$—	$7.67	$7.67	$7.67	$7.67	—%
Mall Non-Anchors	19,437	97,083	116,520	$40.05	$29.21	$28.22	$26.22	$30.20	$26.72	13%

MALL PORTFOLIO STATISTICS BY ASSET CATEGORY
as of March 31, 2013

TIER 1	Property	Location	MSA Ranking	Total GLA (3)	Avg. Mall Store Sales PSF (1) Mar. 2013	Avg. Mall Store Sales PSF (1) Mar. 2012	Total Mall Occupancy 3/31/13	Total Mall Occupancy 3/31/12	% of Mall Portfolio NOI (2)
(Malls with highly productive tenant sales)	Ashland Town Center	Ashland, KY	>100	415,114
	Dayton Mall	Dayton, OH	62	1,436,322
	Eastland Mall	Columbus, OH	32	999,039
	Grand Central Mall	Parkersburg, WV	>100	847,507
	Lloyd Center (JV)	Portland, OR	23	1,473,246
	Malibu Lumber Yard	Malibu, CA	2	31,441
	Mall at Fairfield Commons	Dayton, OH	62	1,136,992
	Mall at Johnson City	Johnson City, TN	>100	570,067
	Merritt Square Mall	Merritt Island, FL	96	782,700
	Morgantown Mall	Morgantown, WV	>100	555,590
	Northtown Mall	Minneapolis, MN	16	590,049
	Outlet Collection | Jersey Gardens	Elizabeth, NJ	1	1,295,506
	Pearlridge Center	Honolulu, HI	53	1,148,559
	Polaris Fashion Place	Columbus, OH	32	1,437,842
	River Valley Mall	Lancaster, OH	>100	584,301
	Scottsdale Quarter	Scottsdale, AZ	14	539,556
	Town Center Plaza (4)	Leawood, KS	29	607,810
	University Park Village	Fort Worth, TX	4	173,358
	Weberstown Mall	Stockton, CA	76	855,829
	WestShore Plaza (JV)	Tampa, FL	18	1,073,697
				16,554,525	$497	$455	94.6%	93.9%	90%

TIER 2	Property	Location	MSA Ranking	Total GLA (3)	Avg. Mall Store Sales PSF (1) Mar. 2013	Avg. Mall Store Sales PSF (1) Mar. 2012	Total Mall Occupancy 3/31/13	Total Mall Occupancy 3/31/12	% of Mall Portfolio NOI (2)
(Malls with moderately productive tenant sales)	Colonial Park Mall	Harrisburg, PA	94	739,202
	Indian Mound Mall	Heath, OH	>100	555,962
	New Towne Mall	New Philadelphia, OH	>100	512,762
	Outlet Collection | Seattle	Seattle, WA	15	863,858
	Puente Hills Mall (JV)	City of Industry, CA	2	1,107,740
	Tulsa Promenade (JV)	Tulsa, OK	54	926,059
				4,705,583	$262	$254	92.7%	93.6%	10%
TOTAL MALL ASSETS				21,260,108	$453	$414	94.2%	93.8%
TOTAL MALL ASSETS EXCLUDING JOINT VENTURE (JV) MALLS				16,679,366	$474	$425	93.8%	92.9%

(1)	Sales for in-line stores with less than 10,000 square feet.

(2)	Based on net operating income for the twelve months ended March 31, 2013 (pro-rata share for JV Malls).

(3)	Included in the total GLA is 5,146,115 sf which is owned by the tenants.

(4)	Included in the square footage amount is the square footage for both Town Center Plaza and Town Center Crossing.

SUMMARY OF SIGNIFICANT TENANTS
As of March 31, 2013

Tenants Representing > 1.0% of Total Portfolio Annualized Minimum Rent

Tenant Name	Tenant DBA's in Portfolio	Number of Stores	GLA of Stores	Annualized Minimum Rent	% of Total Annualized Minimum Rent
Limited Brands, Inc.	Bath & Body Works/White Barn Candle, Victoria's Secret, Victoria's Secret Sport	54	249,020	$6,672,487	2.7%
Gap, Inc.	Banana Republic, Gap, Gap Kids, Old Navy	27	326,235	5,403,405	2.2%
Foot Locker, Inc.	Champs Sports, Foot Action USA, Footlocker, Kids Footlocker, Lady Footlocker	40	174,103	4,750,336	1.9%
Bain Capital, LLC	Burlington Coat Factory, Cohoes Fashion, Crazy 8, Guitar Center, Gymboree, Janie & Jack	24	440,960	4,728,833	1.9%
Signet Jewelers, Ltd.	J.B. Robinson, Jared's, Kay Jewelers, Leroy's Jewelers, Ostermans' Jewelry	33	59,356	4,514,209	1.8%
AMC Entertainment, Inc.		2	148,344	4,269,000	1.7%
Forever 21, Inc.		9	190,634	3,914,725	1.6%
Sears Holding Corp.	K-Mart, Sears	21	2,549,474	3,683,642	1.5%
The Bon-Ton Stores, Inc.	Bon-Ton, Elder Beerman, Herbergers	11	1,126,171	3,433,419	1.4%
JCPenney Company, Inc.		18	1,882,705	3,392,640	1.4%
American Eagle Outfitters, Inc.	aerie, American Eagle	18	109,351	3,099,789	1.2%
Genesco, Inc.	Hat World, Johnston & Murphy, Journeys, Lids, Shi, Underground Station	49	76,342	3,069,804	1.2%
William-Sonoma, Inc.	Pottery Barn, Pottery Barn Kids, West Elm, William-Sonoma	11	95,831	2,879,663	1.2%
Luxottica Group	Apex, DOC Eyeworld, Lenscrafters, Pearle Vision, Sunglass Hut, Watch Station	36	83,890	2,802,471	1.1%
Dick's Sporting Goods		5	279,000	2,646,500	1.1%
Barnes & Noble, Inc.		5	145,580	2,619,108	1.0%
Finish Line, Inc.		19	106,925	2,556,665	1.0%
Ascena Retail Group, Inc.	Dress Barn, Justice, Lane Bryant, Maurice's	36	186,398	2,517,621	1.0%
Total tenants representing > 1.0%		418	8,230,319	$66,954,317	26.9%

Note:  Information includes wholly-owned and joint venture properties.

TOP 10 REGIONAL MALL TENANTS
As of March 31, 2013

Mall Stores (ranked by percent of total minimum mall rents)

Tenant Name	Number of Stores	GLA of Stores	Annualized Minimum Rents	% of Total Annualized Minimum Mall Rents
Limited Brands, Inc.	54	249,020	$6,672,487	2.7%
Foot Locker, Inc.	40	174,103	$4,750,336	1.9%
Signet Jewelers, Ltd.	33	59,356	$4,514,209	1.8%
Gap, Inc.	24	263,926	$4,177,999	1.7%
American Eagle Outfitters, Inc.	18	109,351	$3,099,789	1.3%
Genesco, Inc.	49	76,342	$3,069,804	1.2%
William-Sonoma, Inc.	11	95,831	$2,879,663	1.2%
Luxottica Group	36	83,890	$2,802,471	1.1%
Finish Line, Inc.	19	106,925	$2,556,665	1.0%
Ascena Retail Group, Inc.	36	186,398	$2,517,621	1.0%

Mall Anchors (ranked by total GLA)

Tenant Name	Number of Stores	GLA of Stores	Annualized Minimum Rents	% of Total Mall GLA
Sears Holding Corp.	17	2,362,332	$2,538,973	11.1%
Macy's, Inc.	11	1,965,177	$658,739	9.2%
JCPenney Company, Inc.	15	1,841,903	$3,392,640	8.7%
The Bon-Ton Stores, Inc.	11	1,126,171	$3,433,419	5.3%
Dillard's	3	522,967	$—	2.5%
Belk, Inc.	6	416,131	$1,856,852	2.0%
Bain Capital, LLC	5	390,950	$3,446,462	1.8%
Dick's Sporting Goods, Inc.	5	279,000	$2,646,500	1.3%
Saks, Inc.	3	230,694	$2,390,556	1.1%
Boscov's Department Store, LLC	1	182,609	$—	0.9%

Note:  Information includes wholly-owned and joint venture properties.

LEASE EXPIRATION SCHEDULE
As of March 31, 2013

Total Portfolio

Lease Expiration Year	Number of Leases	Anchor Square Feet of GLA Expiring	Non-Anchor Square Feet of GLA Expiring	Total Square Feet of GLA Expiring	Percent of Occupied GLA Represented by Expiring Leases	Anchor Annualized Base Rents Expiring	Non-Anchor Annualized Base Rents Expiring	Total Annualized Base Rents Expiring	Anchor Annualized Base Rents/ Square Foot Expiring (1)	Non-Anchor Annualized Base Rents/ Square Foot Expiring (1)	Percent of Annualized Base Rents Represented by Expiring Leases
2013	463	198,977	1,073,216	1,272,193	6.3%	$1,446,692	$19,861,401	$21,308,093	$8.28	$21.25	8.5%
2014	488	933,417	1,146,166	2,079,583	10.2%	6,264,112	26,979,845	33,243,957	$6.71	$27.99	13.3%
2015	397	1,222,046	1,094,999	2,317,045	11.4%	8,516,102	24,252,975	32,769,077	$7.94	$25.79	13.1%
2016	245	1,280,492	734,411	2,014,903	9.9%	5,525,745	20,046,313	25,572,058	$4.71	$30.25	10.3%
2017	222	997,851	677,931	1,675,782	8.2%	5,660,204	17,351,928	23,012,132	$5.67	$28.79	9.2%
Thereafter	753	7,977,230	2,991,548	10,968,778	54.0%	31,762,008	81,811,341	113,573,349	$8.91	$29.52	45.6%
	2,568	12,610,013	7,718,271	20,328,284	100.0%	$59,174,863	$190,303,803	$249,478,666	$7.48	$27.68	100.0%

(1) The base rents per square foot calculation excludes outlot and ground leases that do not pay rents or pay nominal amounts for rents.

Note:  Information includes wholly-owned and joint venture properties.

CAPITAL EXPENDITURES
(dollars in thousands)

	Three months ended March 31, 2013			Three months ended March 31, 2012
	Consolidated Properties 2013	Unconsolidated Joint Venture Proportionate Share	Total	Consolidated Properties 2012	Unconsolidated Joint Venture Proportionate Share	Total
Development projects	$1,120	$—	$1,120	$4,429	$—	$4,429
Redevelopment and renovation projects	$12,579	$197	$12,776	$1,453	$17	$1,470
Property Capital Expenditures:
Tenant improvements and tenant allowances:
Anchor stores	$2,486	$1,148	$3,634	$1,323	$1,313	$2,636
Non-Anchor stores	3,102	466	3,568	2,716	453	3,169
Operational capital expenditures	1,117	27	1,144	1,304	294	1,598
Total Property Capital Expenditures	$6,705	$1,641	$8,346	$5,343	$2,060	$7,403

DEVELOPMENT AND MAJOR REDEVELOPMENT ACTIVITY
(dollars in thousands)

Project	Description	Estimated Total Project Costs (1)	Project Costs Incurred thru 3/31/2013 (1)	Opening Date	Estimated Project Yield
PROPERTY DEVELOPMENT:

Scottsdale Quarter- Phase III Scottsdale, Arizona	Multi-use addition to existing center.	To Be Determined	$25,470	2014 - 2015	To Be Determined

PROPERTY REDEVELOPMENTS:

Outlet Redevelopments The Outlet Collection | Jersey Gardens The Outlet Collection | Seattle	Addition of new outlet brands along with interior/exterior renovations to existing centers.	$55,000 - $65,000	$28,730	Jersey - Fall 2013 Seattle - Holiday 2013	7% - 9%

(1) Project costs exclude the allocation of internal costs such as labor, interest, and taxes.

Note: Anticipated opening date, estimated project costs and project yield are subject to adjustment as a result of changes (some of which are not under the direct control of the company)  that are inherent in the development process.